Exhibit 99.4


                          PROGRAM AMENDMENT AGREEMENT


            PROGRAM AMENDMENT AGREEMENT, dated as of December 16, 2004 (this "Agreement"), among DAIMLERCHRYSLER WHOLESALE RECEIVABLES LLC, a Delaware limited liability company ("DCWR"), DAIMLERCHRYSLER SERVICES NORTH AMERICA LLC, a Michigan limited liability company ("DCS"), THE BANK OF NEW YORK, a New York banking corporation, as trustee under the Pooling and Servicing Agreement (in such capacity, as successor to Manufacturers and Traders Trust Company, the "CARCO Trust Trustee"), and as indenture trustee under the Existing Indenture (in such capacity, the "Indenture Trustee"), DAIMLERCHRYSLER MASTER OWNER TRUST, a Delaware statutory trust (the "Issuer"), and CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION, a national banking association, as trustee of the Issuer (in such capacity, the "Owner Trustee").

                                  WITNESSETH:

            WHEREAS, DCS (as successor to CFC, which itself was the successor to CFC Corp., which itself was the successor to CCC) and DCWR (as transferee from US Auto, which itself was the transferee from CARCO) are parties to the Amended and Restated Receivables Purchase Agreement, dated as of November 14, 2003 (the "Existing Receivables Purchase Agreement"), pursuant to which DCS has sold and will sell to DCWR the Receivables arising from time to time in the Accounts, together with all related Collateral Security;

            WHEREAS, DCWR (as transferee from US Auto, which itself was the transferee from CARCO), DCS (as successor to CFC, which itself was the successor to CFC Corp., which itself was the successor to CCC) and the CARCO Trust Trustee are parties to the Amended and Restated Pooling and Servicing Agreement, dated as of December 5, 2001, as amended by the First Amendment thereto, dated as of November 14, 2003 (as so amended, the "Pooling and Servicing Agreement"), pursuant to which (i) DCWR has sold and will sell to the CARCO Trust Trustee, on behalf of the CARCO Auto Loan Master Trust (the "CARCO Trust"), the Receivables and related Collateral Security acquired from DCS, (ii) DCS has agreed to service such Receivables and Collateral Security and (iii) the CARCO Trust has issued to DCWR a certificate (the "CARCO Certificate"), which is the sole Seller's Certificate (as defined in the Pooling and Servicing Agreement) outstanding as of the date hereof;

            WHEREAS, DCWR, DCS and the CARCO Trust Trustee are parties to the Series 2002-CC Supplement, dated as of June 1, 2002 (the "Series 2002-CC Supplement"), pursuant to which the CARCO Trust has issued the Auto Loan Asset Backed Certificates, Series 2002-CC (the "Collateral Certificate"), which is the sole series of Investor Certificates (as defined in the Pooling and Servicing Agreement) outstanding as of the date hereof;

            WHEREAS, DCWR and the Owner Trustee are parties to the Trust Agreement, dated as of June 1, 2002 (the "Existing Trust Agreement"), pursuant to which (i) the Issuer was formed and (ii) DCWR transferred the Collateral Certificate to the Issuer;

            WHEREAS, the Issuer and the Indenture Trustee are parties to the Indenture, dated as of June 1, 2002 (the "Existing Indenture"), pursuant to which the Issuer has granted a security interest in the Collateral Certificate acquired from DCWR, together with all other

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Collateral of the Issuer, to the Indenture Trustee in order to secure the
Notes from time to time issued by the Issuer under the Existing Indenture;

            WHEREAS, the Issuer and the Indenture Trustee are parties to the Series 2002-A Indenture Supplement, dated as of June 1, 2002 (the "Existing Series 2002-A Indenture Supplement"), pursuant to which the Issuer has issued the Floating Rate Auto Dealer Loan Asset Backed Notes, Series 2002-A (the "Series 2002-A Notes");

            WHEREAS, the Issuer and the Indenture Trustee are parties to the Series 2002-B Indenture Supplement, dated as of November 1, 2002 (the "Existing Series 2002-B Indenture Supplement"), pursuant to which the Issuer has issued the Floating Rate Auto Dealer Loan Asset Backed Notes, Series 2002-B (the "Series 2002-B Notes");

            WHEREAS, the Issuer and the Indenture Trustee are parties to the Series 2003-A Indenture Supplement, dated as of March 1, 2003 (the "Existing Series 2003-A Indenture Supplement"), pursuant to which the Issuer has issued the Floating Rate Auto Dealer Loan Asset Backed Notes, Series 2003-A (the "Series 2003-A Notes");

            WHEREAS, the Issuer and the Indenture Trustee are parties to the Series 2004-A Indenture Supplement, dated as of January 1, 2004 (the "Existing Series 2004-A Indenture Supplement"), pursuant to which the Issuer has issued the Floating Rate Auto Dealer Loan Asset Backed Notes, Series 2004-A (the "Series 2004-A Notes");

            WHEREAS, the Issuer and the Indenture Trustee are parties to the Series 2004-B Indenture Supplement, dated as of August 1, 2004 (the "Existing Series 2004-B Indenture Supplement"), pursuant to which the Issuer has issued the Floating Rate Auto Dealer Loan Asset Backed Notes, Series 2004-B (the "Series 2004-B Notes");

            WHEREAS, the Issuer, DCS and the Indenture Trustee are parties to the Administration Agreement, dated as of June 1, 2002 (the "Existing Administration Agreement"), pursuant to which DCS has agreed to act as administrator on behalf of the Issuer; and

            WHEREAS, in accordance with the applicable amendment provisions of the Existing Transaction Documents, including without limitation Section 1001(l) of the Existing Indenture, the parties hereto now desire by this Agreement to provide for the dissolution of the CARCO Trust governed under the Pooling and Servicing Agreement and the termination of the Pooling and Servicing Agreement (and the Series 2002-CC Supplement) by effecting, among other things, (i) the delivery of the Collateral Certificate by the Indenture Trustee, on behalf of the Issuer and DCWR, to the CARCO Trust Trustee for cancellation, (ii) the delivery of the CARCO Certificate by DCWR to the CARCO Trust Trustee for cancellation, (iii) the issuance of the DCMOT Certificate by the Issuer to DCWR pursuant to the Restated Trust Agreement, (iv) the amendment and restatement of the Existing Transaction Documents to reflect, among other things, the direct ownership of the Receivables and related Collateral Security by the Issuer and the grant of a security interest in such property by the Issuer to the Indenture Trustee and (v) the execution and delivery by DCS, DCWR and the Issuer of the Sale and Servicing Agreement, dated as of December 16, 2004 (the "Sale and Servicing Agreement"), which shall



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

contain, to the extent applicable, the sale and servicing provisions of the Pooling and Servicing Agreement (and the Series 2002-CC Supplement).

            NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereby agree as follows:

            SECTION 1. Definitions.

            (a) Unless the context requires a different meaning, capitalized terms are used in this Agreement as defined below:

                  "Effective Date" means the first date on which each of the conditions specified in Section 12 hereof have been satisfied.

                  "Existing Transaction Documents" means, collectively, the Existing Receivables Purchase Agreement, the Existing Trust Agreement, the Existing Indenture, the Existing Series 2002-A Indenture Supplement, the Existing Series 2002-B Indenture Supplement, the Existing Series 2003-A Indenture Supplement, the Existing Series 2004-A Indenture Supplement, the Existing Series 2004-B Indenture Supplement and the Existing Administration Agreement.

                  "Outstanding Notes" means, collectively, the Series 2002-A Notes, the Series 2002-B Notes, the Series 2003-A Notes, the Series 2004-A Notes and the Series 2004-B Notes.

                  "Restated Transaction Documents" means, collectively, the Restated Receivables Purchase Agreement, the Restated Trust Agreement, the Restated Indenture, the Restated Series 2002-A Indenture Supplement, the Restated Series 2002-B Indenture Supplement, the Restated Series 2003-A Indenture Supplement, the Restated Series 2004-A Indenture Supplement, the Restated Series 2004-B Indenture Supplement and the Restated Administration Agreement.

            (b) Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Sale and Servicing Agreement.

            SECTION 2. Delivery and Cancellation of Collateral Certificate and CARCO Certificate.

            (a) Notwithstanding anything to the contrary in the Existing Indenture (or in any indenture supplement), the Indenture Trustee, on behalf of itself, the Noteholders and the other Secured Parties, is hereby directed by the Issuer and DCWR to deliver on the Effective Date the Collateral Certificate to the CARCO Trust Trustee for cancellation. Such delivery of the Collateral Certificate by the Indenture Trustee shall be without recourse, representation or warranty, except as expressly provided in Section 11 hereof. Upon its receipt of the Collateral Certificate, the CARCO Trust Trustee shall, notwithstanding anything to the contrary in the Pooling and Servicing Agreement (or the Series 2002-CC Supplement), promptly cancel and destroy the Collateral Certificate in accordance with its customary procedures; provided,



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

however, that the CARCO Trust Trustee shall furnish DCWR with a copy of the cancelled Collateral Certificate prior to its destruction.

            (b) On or prior to the Effective Date, DCWR shall have delivered the CARCO Certificate to the CARCO Trust Trustee for cancellation. On the Effective Date or promptly thereafter, the CARCO Trust Trustee shall, notwithstanding anything to the contrary in the Pooling and Servicing Agreement, cancel and destroy the CARCO Certificate in accordance with the CARCO Trust Trustee's customary procedures; provided, however, that the CARCO Trust Trustee shall furnish DCWR with a copy of the cancelled CARCO Certificate prior to its destruction.

            SECTION 3. Issuance of DCMOT Certificate. In accordance with
Article X of the Restated Trust Agreement, the Owner Trustee is hereby directed to execute the DCMOT Certificate on behalf of the Issuer, and to authenticate and deliver such DCMOT Certificate to or upon the order of DCWR on the Effective Date. The Bank of New York, in its capacity as Certificate Registrar under the Restated Trust Agreement, shall register DCWR as the sole holder of the DCMOT Certificate in the Certificate Register (as defined in the Restated Trust Agreement) on the Effective Date.

            SECTION 4. Termination of CARCO Trust and Pooling and Servicing Agreement. Notwithstanding anything to the contrary in the Pooling and Servicing Agreement (including, without limitation, Article XII thereof) or the Series 2002-CC Supplement:

                  (i) the Invested Amount (as defined in the Pooling and Servicing Agreement) of the Collateral Certificate shall be deemed to be zero on the Effective Date and the final distribution in respect of the Collateral Certificate shall be deemed to have been made on such date;

                  (ii) the Effective Date shall be deemed to be the Trust Termination Date (as defined in the Pooling and Servicing Agreement) of the CARCO Trust; and

                  (iii) the Pooling and Servicing Agreement and the Series 2002-CC Supplement shall each be deemed to be terminated in accordance with its terms and of no further force and effect as of the Effective Date; provided, however, that (x) the rights and remedies under the indemnification and expense provisions of Sections 7.03, 8.04 and 11.05 of the Pooling and Servicing Agreement shall survive the termination of the Pooling and Servicing Agreement and the Series 2002-CC Supplement and (y) the security interest in the Receivables and related Collateral Security (each, as defined in the Pooling and Servicing Agreement) granted by DCWR to the CARCO Trustee on behalf of the CARCO Trust under the Pooling and Servicing Agreement shall survive the termination of the Pooling and Servicing Agreement and the Series 2002-CC Supplement and such security interest shall be assigned to the Issuer pursuant to
      Section 5(a) hereof.

            SECTION 5. Conveyance of Receivables and Related Rights.

            (a) By execution of this Agreement, the CARCO Trust Trustee, on behalf of the CARCO Trust, does hereby sell, transfer, assign, set over and otherwise convey, without recourse, representation or warranty (except as expressly provided in Section 10 hereof), to the



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

Issuer on the Effective Date (i) all right, title and interest in, to and under all of the Receivables in each Account and all Collateral Security with respect thereto owned by the CARCO Trust whether at the close of business on the Initial Cut-Off Date or thereafter created, and all monies due or to become due and all amounts received with respect thereto (including, without limitation, all amounts in the CARCO Collection Account and the CARCO Excess Funding Account) and all proceeds thereof, (ii) all rights, remedies, powers and privileges of the CARCO Trust against DCWR with respect to such Receivables and Collateral Security (including, without limitation, the security interest in such Receivables and Collateral Security granted) under the Pooling and Servicing Agreement and the Series 2002-CC Supplement and
(iii) all rights, remedies, powers and privileges of the CARCO Trust against DCS with respect to such Receivables and Collateral Security under the Existing Receivables Purchase Agreement.

            (b) The CARCO Trust Trustee hereby agrees to execute and deliver such instruments of transfer and assignment, in each case without recourse, representation or warranty (except as expressly provided in Section 10 hereof), as shall be reasonably requested by DCWR to vest in the Issuer all right, title and interest which the CARCO Trust had in all such property.

            (c) The parties hereto acknowledge and agree that (i) the conveyance pursuant to Section 5(a) above is being made by the CARCO Trust Trustee to the Issuer, as the designee and assignee of DCWR, in accordance with Section 12.03 of the Pooling and Servicing Agreement, (ii) such conveyance shall be confirmed, ratified and adopted by DCWR pursuant to the Sale and Servicing Agreement and (iii) a security interest in the property so conveyed to the Issuer will be granted by the Issuer to the Indenture Trustee for the benefit of the Secured Parties pursuant to the Restated Indenture.

            SECTION 6. Transfer of Funds to Collection Account and Excess Funding Account.

            (a) On the Effective Date or promptly thereafter, the CARCO Trust Trustee shall (i) liquidate all the investments then credited to the CARCO Collection Account, (ii) transfer all such liquidation proceeds, together with any other monies then on deposit in the CARCO Collection Account, to the Collection Account established and maintained in the name of the Indenture Trustee pursuant to the Restated Indenture and (iii) shall terminate the CARCO Collection Account.

            (b) On the Effective Date or promptly thereafter, the CARCO Trust Trustee shall (i) liquidate all the investments then credited to the CARCO Excess Funding Account, (ii) transfer all such liquidation proceeds, together with any other monies then on deposit in the CARCO Excess Funding Account, to the Excess Funding Account established and maintained in the name of the Indenture Trustee pursuant to the Restated Indenture and (iii) shall terminate the CARCO Excess Funding Account.

            (c) The CARCO Trust Trustee shall notify DCWR in writing of the amounts, if any, transferred to the Collection Account and the Excess Funding Account pursuant to Sections 6(a) and (b) above.



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

            SECTION 7. Execution of Sale and Servicing Agreement; Amendment and Restatement of Existing Agreements.

            (a) From and after the Effective Date, the sale and servicing provisions of the Pooling and Servicing Agreement (and the Series 2002-CC Supplement) shall, to the extent applicable, be contained in the Sale and Servicing Agreement as set forth in Exhibit A hereto. The parties thereto shall execute a copy of the Sale and Servicing Agreement in the form of such exhibit.

            (b) From and after the Effective Date, the Existing Receivables Purchase Agreement shall be amended and restated as set forth in Exhibit B hereto (as so amended and restated, the "Restated Receivables Purchase Agreement"). The parties thereto shall execute a copy of the Restated Receivables Purchase Agreement in the form of such exhibit in order to further evidence such amendment and restatement.

            (c) From and after the Effective Date, the Existing Trust Agreement shall be amended and restated as set forth in Exhibit C hereto (as so amended and restated, the "Restated Trust Agreement"). The parties thereto shall execute a copy of the Restated Trust Agreement in the form of such exhibit in order to further evidence such amendment and restatement.

            (d) From and after the Effective Date, the Existing Indenture shall be amended and restated as set forth in Exhibit D hereto (as so amended and restated, the "Restated Indenture"). The parties thereto shall execute a copy of the Restated Indenture in the form of such exhibit in order to further evidence such amendment and restatement.

            (e) From and after the Effective Date, the Existing Series 2002-A Indenture Supplement shall be amended and restated as set forth in Exhibit E hereto (as so amended and restated, the "Restated Series 2002-A Indenture Supplement"). The parties thereto shall execute a copy of the Restated Series 2002-A Indenture Supplement in the form of such exhibit in order to further evidence such amendment and restatement.

            (f) From and after the Effective Date, the Existing Series 2002-B Indenture Supplement shall be amended and restated as set forth in Exhibit F hereto (as so amended and restated, the "Restated Series 2002-B Indenture Supplement"). The parties thereto shall execute a copy of the Restated Series 2002-B Indenture Supplement in the form of such exhibit in order to further evidence such amendment and restatement.

            (g) From and after the Effective Date, the Existing Series 2003-A Indenture Supplement shall be amended and restated as set forth in Exhibit G hereto (as so amended and restated, the "Restated Series 2003-A Indenture Supplement"). The parties thereto shall execute a copy of the Restated Series 2003-A Indenture Supplement in the form of such exhibit in order to further evidence such amendment and restatement.

            (h) From and after the Effective Date, the Existing Series 2004-A Indenture Supplement shall be amended and restated as set forth in Exhibit H hereto (as so amended and restated, the "Restated Series 2004-A Indenture Supplement"). The parties thereto shall execute a copy of the Restated Series 2004-A Indenture Supplement in the form of such exhibit in order to further evidence such amendment and restatement.



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

            (i) From and after the Effective Date, the Existing Series 2004-B Indenture Supplement shall be amended and restated as set forth in Exhibit I hereto (as so amended and restated, the "Restated Series 2004-B Indenture Supplement"). The parties thereto shall execute a copy of the Restated Series 2004-B Indenture Supplement in the form of such exhibit in order to further evidence such amendment and restatement.

            (j) From and after the Effective Date, the Existing Administration Agreement shall be amended and restated as set forth in Exhibit J hereto (as so amended and restated, the "Restated Administration Agreement"). The parties thereto shall execute a copy of the Restated Administration Agreement in the form of such exhibit in order to further evidence such amendment and restatement.

            SECTION 8. Representations and Warranties of DCWR and DCS. Each of DCWR and DCS hereby represents as to itself that:

                  (i) this Agreement has been duly authorized, executed and delivered by such party, and constitutes a legal, valid, and binding obligation of such party, enforceable against such party in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally;

                  (ii) as of the Effective Date and after giving effect to this Agreement, no Early Redemption Event or Event of Default (as defined in the Restated Indenture) has occurred which is continuing and no condition exists which, with the lapse of time or giving of notice or both, will become an Early Redemption Event or Event of Default;

                  (iii) other than as contemplated in this Agreement, the Pooling and Servicing Agreement, the Sale and Servicing Agreement, the Existing Receivables Purchase Agreement and the Restated Receivables Purchase Agreement, as applicable, such party has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Receivables or any other asset of the CARCO Trust;

                  (iv) such party has not authorized the filing of and is not aware of any financing statement against such party that includes a description of collateral covering the Receivables or any other asset of the CARCO Trust, other than the financing statements that are contemplated in this Agreement, the Pooling and Servicing Agreement, the Sale and Servicing Agreement, the Existing Receivables Purchase Agreement and the Restated Receivables Purchase Agreement, as applicable, or that have been terminated;

                  (v) such party is not aware of any judgment or tax lien filings against it; and

                  (vi) as of the Effective Date, no Supplemental Certificate (as defined in the Pooling and Servicing Agreement) is outstanding.



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

            SECTION 9. Representations and Warranties of Issuer. The Issuer hereby represents that:

                  (i) other than as contemplated in this Agreement and the Existing Indenture, it has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed the Collateral Certificate or any other asset of the Issuer;

                  (ii) the Issuer has not authorized the filing of and is not aware of any financing statement against the Issuer that includes a description of collateral covering the Collateral Certificate or any other asset of the Issuer, other than the financing statements that are contemplated in this Agreement and the Existing Indenture, or that have been terminated; and

                  (iii) the Issuer is not aware of any judgment or tax lien filings against it.

            SECTION 10. Representations and Warranties of CARCO Trust Trustee. The CARCO Trust Trustee hereby represents that:

                  (i) it has no actual knowledge of any Liens affecting the Receivables or their proceeds, as such terms are defined and described in the Pooling and Servicing Agreement, other than as contemplated in this Agreement, the Pooling and Servicing Agreement, the Sale and Servicing Agreement, the Existing Receivables Purchase Agreement and the Restated Receivables Purchase Agreement; and

                  (ii) other than as contemplated in this Agreement, the Pooling and Servicing Agreement and the Sale and Servicing Agreement, the CARCO Trust Trustee has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Receivables or any other asset of the CARCO Trust.

The CARCO Trust Trustee agrees that it will, in its individual capacity and at its own cost and expense, promptly take all action as may be necessary to discharge any lien, pledge, security interest or other encumbrance on the Receivables or any other asset of the CARCO Trust that results from actions by or claims against the CARCO Trust Trustee not related to the CARCO Trust Trustee's ownership of the Receivables or any other asset of the CARCO Trust pursuant to the Pooling and Servicing Agreement.

            SECTION 11. Representations and Warranties of Indenture Trustee. The Indenture Trustee hereby represents that:

                  (i) it has no actual knowledge or notice of an "adverse claim" (as used in Articles 8 and 9 of the UCC) on, or any Liens affecting, the Collateral Certificate or its proceeds, as such terms are defined in the Existing Indenture, other than as contemplated in the Existing Indenture; and

                  (ii) since the issuance of the Collateral Certificate, the Indenture Trustee has maintained continuous possession thereof in the State of New York; and



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

                  (iii) other than as contemplated in this Agreement and the Existing Indenture, the Indenture Trustee has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed the Collateral Certificate.

The Indenture Trustee agrees that it will, in its individual capacity and at its own cost and expense, promptly take all action as may be necessary to discharge any lien, pledge, security interest or other encumbrance on the Collateral Certificate that results from actions by or claims against the Indenture Trustee not related to the security interest granted to the Indenture Trustee in the Collateral Certificate pursuant to the Existing Indenture.

            SECTION 12. Conditions Precedent. The effectiveness of this Agreement, and the transactions contemplated hereby, shall be subject to the satisfaction of each of the following conditions:

                  (i) the Indenture Trustee shall have received executed counterparts of this Agreement, the Sale and Servicing Agreement and each Restated Transaction Document, duly executed by the respective parties thereto;

                  (ii) the representations and warranties of DCWR and DCS set forth in Section 8 hereof are true and correct on the Effective Date;

                  (iii) the Indenture Trustee and the Owner Trustee shall have received an Officer's Certificate (as defined in the Existing Indenture) to the effect that the Issuer reasonably believes that the execution, delivery and performance of this Agreement, the Sale and Servicing Agreement and each Restated Transaction Document will not have an Adverse Effect (as defined in the Existing Indenture), and is not reasonably expected to have such an Adverse Effect at any time in the future;

                  (iv) the Indenture Trustee shall have received copies, as certified by an Assistant Secretary of a Member of DCWR, of (i) the resolutions of the Members of DCWR authorizing the execution, delivery and performance of this Agreement, the Sale and Servicing Agreement and each Restated Transaction Document to which DCWR is a party, (ii) the Certificate of Formation of DCWR, (iii) the Amended and Restated Limited Liability Company Agreement of DCWR, (iv) a good standing certificate of DCWR and (v) the specimen signatures of the authorized signatories of DCWR;

                  (v) the Indenture Trustee shall have received copies, as certified by an Assistant Secretary of DCS, of (i) the resolutions of the Manager of DCS authorizing the execution, delivery and performance of this Agreement, the Sale and Servicing Agreement and each Restated Transaction Document to which DCS is a party, (ii) the Articles of Organization of DCS, (iii) the Amended Operating Agreement of DCS and
      (iv) a good standing certificate of DCS and (v) the specimen signatures of the authorized signatories of DCS;

                  (vi) DCWR, DCS and the Indenture Trustee shall have received written confirmation from Fitch, Inc. ("Fitch") that the execution and delivery of this Agreement



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

      will not result in a suspension, reduction or withdrawal of the then current ratings assigned by Fitch to any of the Outstanding Notes;

                  (vii) DCWR, DCS and the Indenture Trustee shall have received written confirmation from Moody's Investors Service, Inc. ("Moody's") that the execution and delivery of this Agreement will not result in a suspension, reduction or withdrawal of then current ratings assigned by Moody's to any of the Outstanding Notes;

                  (viii) DCWR, DCS and the Indenture Trustee shall have received written confirmation from Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. ("S&P") that the execution and delivery of this Agreement will not result in a suspension, reduction or withdrawal of then current ratings assigned by S&P to any of the Outstanding Notes;

                  (ix) the Indenture Trustee shall have received an opinion of internal counsel to DCWR and DCS, dated the date hereof, in form and substance reasonably satisfactory to the Indenture Trustee, with respect to this Agreement, the Sale and Servicing Agreement and the Restated Transaction Documents;

                  (x) the Indenture Trustee shall have received an opinion of special counsel to DCWR, dated the date hereof, in form and substance reasonably satisfactory to the Indenture Trustee, with respect to security interest matters under the New York UCC;

                  (xi) the Indenture Trustee shall have received an opinion of special United States federal tax counsel to the Issuer, dated the date hereof, in form and substance reasonably satisfactory to the Indenture Trustee;

                  (xii) the Indenture Trustee shall have received an opinion of Delaware counsel to the Issuer, dated the date hereof, in form and substance reasonably satisfactory to the Indenture Trustee, with respect to the Issuer and the DCMOT Certificate;

                  (xiii) the Indenture Trustee shall have received an opinion of Delaware counsel to DCWR, dated the date hereof, in form and substance reasonably satisfactory to the Indenture Trustee, with respect to DCWR;

                  (xiv) the Indenture Trustee shall have received an opinion of Delaware counsel to DCWR, dated the date hereof, in form and substance reasonably satisfactory to the Indenture Trustee, with respect to security interest matters under the Delaware UCC;

                  (xv) the Issuer shall have received an opinion of counsel to the CARCO Trust Trustee, dated the date hereof, in form and substance reasonably satisfactory to the Issuer, with respect to the CARCO Trustee;

                  (xvi) the Issuer shall have received an opinion of counsel to the Indenture Trustee, dated the date hereof, in form and substance reasonably satisfactory to the Issuer, with respect to the Indenture Trustee;



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

                  (xvii) the Indenture Trustee shall have received an opinion of counsel to the Owner Trustee, dated the date hereof, in form and substance reasonably satisfactory to the Indenture Trustee, with respect to the Owner Trustee;

                  (xviii) evidence that UCC financing statements, amendments and/or assignments, as prepared by the Servicer, shall have been delivered to the appropriate filing offices in the relevant jurisdictions for filing; and

                  (xix) such other documents, opinions or certificates as may be reasonably requested by the Indenture Trustee.

            SECTION 13. Limitation on Liability of Trustees.

            (a) Notwithstanding anything contained herein to the contrary, this Agreement has been countersigned by The Bank of New York, not in its individual capacity but solely as CARCO Trust Trustee and as Indenture Trustee, and in no event shall The Bank of New York have any liability for the representations, warranties, covenants, agreements or other obligations of the CARCO Trust or the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the CARCO Trust and of the Issuer, as applicable.

            (b) Notwithstanding anything contained herein to the contrary, this Agreement has been countersigned by Chase Manhattan Bank USA, National Association not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer, and in no event shall Chase Manhattan Bank USA, National Association in its individual capacity or, except as expressly provided in the Restated Trust Agreement, any beneficial owner of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of its duties or obligations hereunder or in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles V, VI and XI of the Restated Trust Agreement.

            SECTION 14. Successors and Assigns. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

            SECTION 15. Amendments. This Agreement may be modified or waived only by an instrument or instruments in writing signed by all of the parties hereto.

            SECTION 16. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

            SECTION 17. Severability. Any covenant, provision, agreement or term of this Agreement that is prohibited or is held to be void or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

            SECTION 18. Headings. The headings in this Agreement are for the purposes of reference only and shall not limit or otherwise affect the meaning hereof.

            SECTION 19. Counterparts. This Agreement may be executed in multiple counterparts, all of which shall together constitute but one and the same instrument.

            IN WITNESS WHEREOF, the parties hereto have caused this Program Amendment Agreement to be duly executed by their respective officers as of the day and year first above written.

                                   DAIMLERCHRYSLER WHOLESALE RECEIVABLES LLC


                                   By:  /s/ M. L. Davis
                                       --------------------------------------
                                      Name:   M. L. Davis
                                      Title:  Assistant Controller, Chrysler
                                              Auto Receivables Company, a
                                              member of DaimlerChrysler
                                              Wholesale Receivables LLC

                                   DAIMLERCHRYSLER SERVICES NORTH AMERICA LLC


                                   By:  /s/ M. L. Davis
                                       --------------------------------------
                                      Name:   M. L. Davis
                                      Title:  Assistant Controller

                                   THE BANK OF NEW YORK,
                                   not in its individual capacity, but solely as CARCO Trust Trustee and as Indenture Trustee


                                   By:  /s/ Scott J. Tepper
                                       --------------------------------------
                                      Name:   Scott J. Tepper
                                      Title:  Vice President

                                   DAIMLERCHRYSLER MASTER OWNER TRUST

                                   By: CHASE MANHATTAN BANK USA, NATIONAL
                                       ASSOCIATION, not in its individual
                                       capacity, but solely as Owner Trustee


                                   By:  /s/ John J. Cashin
                                       --------------------------------------
                                      Name:   John J. Cashin
                                      Title:  Vice President

                                   CHASE MANHATTAN BANK USA,
                                   NATIONAL ASSOCIATION,
                                   as Owner Trustee

                                   By:  /s/ John J. Cashin
                                       --------------------------------------
                                      Name:   John J. Cashin
                                      Title:  Vice President

                                                                    EXHIBIT A


                         SALE AND SERVICING AGREEMENT

                      [see Exhibit 99.1 to this Form S-3]

                                                                     EXHIBIT B


                                   RESTATED
                        RECEIVABLES PURCHASE AGREEMENT

                      [see Exhibit 99.3 to this Form S-3]

                                                                     EXHIBIT C


                                   RESTATED
                                TRUST AGREEMENT


                      [see Exhibit 4.3 to this Form S-3]

                                                                     EXHIBIT D


                                   RESTATED
                                   INDENTURE

                      [see Exhibit 4.1 to this Form S-3]

                                                                     EXHIBIT E


                                   RESTATED
                      SERIES 2002-A INDENTURE SUPPLEMENT

       [see Exhibit 4.3 to the Registrant's Current Report on Form 8-K,
                          filed on December 22, 2004]

                                                                     EXHIBIT F


                                   RESTATED
                      SERIES 2002-B INDENTURE SUPPLEMENT

       [see Exhibit 4.4 to the Registrant's Current Report on Form 8-K,
                          filed on December 22, 2004]

                                                                     EXHIBIT G


                                   RESTATED
                      SERIES 2003-A INDENTURE SUPPLEMENT

       [see Exhibit 4.5 to the Registrant's Current Report on Form 8-K,
                          filed on December 22, 2004]

                                                                     EXHIBIT H


                                   RESTATED
                      SERIES 2004-A INDENTURE SUPPLEMENT

       [see Exhibit 4.6 to the Registrant's Current Report on Form 8-K,
                          filed on December 22, 2004]

                                                                     EXHIBIT I


                                   RESTATED
                      SERIES 2004-B INDENTURE SUPPLEMENT

       [see Exhibit 4.7 to the Registrant's Current Report on Form 8-K,
                          filed on December 22, 2004]

                                                                     EXHIBIT J


                                   RESTATED
                           ADMINISTRATION AGREEMENT

                      [see Exhibit 99.2 to this Form S-3]



                                     J-1